EXHIBIT 99.1
                                  ------------

                  INDICATIVE SUMMARY OF TERMS AND CONDITIONS

            Set forth below is a summary of proposed terms and conditions for an exchange (the "Exchange Transaction") of North Atlantic Holding Company ("NAHC") 12.25% Senior Discount Notes due 2014 (the "HoldCo Notes") and North Atlantic Trading Company ("NATC") 9.25% Senior Notes due 2012 (the "OpCo Notes") for new second lien secured notes (the "Second Lien Notes"). Summary terms and conditions for the exchange are as such:

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ISSUER:             North Atlantic Trading Company
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GUARANTORS:         All material domestic subsidiaries of the Issuer and NAHC, including pledge of stock of Issuer by NAHC, provided that if there is no default that has occurred and is continuing the guarantee and pledge from NAHC would be released in the event that (i) NAHC is merged into Issuer or (ii) such
                    pledge and guarantee would result in SEC reporting
                    requirements.
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EXCHANGING          Holders of at least a majority of the OpCo Notes (up
NOTEHOLDERS:        to 55%) and at least a majority of the outstanding
                    HoldCo Notes (up to 100%) (estimated at $42.9 million of
                    face value).
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EXCHANGE RATIO:     Issuer shall issue $950 principal amount of Second
                    Lien Notes in exchange for each $1,000 principal
                    amount of OpCo Notes exchanged (the "OpCo Exchange
                    Ratio") and $812.50 principal amount of Second Lien
                    Notes in exchange for each $1,000 face amount of
                    HoldCo Notes exchanged (or 91.5% of the accreted
                    value of the HoldCo Notes as of February 28, 2007)
                    (the "HoldCo Exchange Ratio").
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SECOND LIEN NOTE    10.00%, payable semiannually in cash.
COUPON:
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CLOSING DATE:       On or before May 11, 2007 (the "Closing Date").
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MATURITY DATE:      March 1, 2012 (the "Maturity Date").
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SECOND LIEN NOTE    Security interest in all assets securing the existing
COLLATERAL:         NATC credit facility (the "Credit Facility"),
                    representing substantially all assets of Issuer and
                    Guarantors. The security interest shall be junior only to
                    that of the Credit Facility and subject to a quiet second
                    lien.
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INTERCREDITOR       Typical for comparable transactions. The lien
AGREEMENT:          securing the Second Lien Notes shall be expressly
                    subordinated to the lien securing the Credit Facility.
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MANDATORY           Issuer will offer to repurchase 100% of the Second Lien
REDEMPTION:         Notes at 101% upon a change of control.
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OPTIONAL            The Second Lien Notes will be redeemable on and after
REDEMPTION:         March 1, 2008 at 105%, declining to 102.5% on March
                    1, 2009 and thereafter declining yearly to par.

                    Prior to March 1, 2008, the Second Lien Notes will be redeemable at a price of 100% plus the Applicable Premium, as defined in the OpCo Note Indenture.

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OTHER TERMS OF      NATC shall be permitted to purchase or provide funds
SECOND LIEN NOTES:  to NAHC to redeem and pay interest on any HoldCo
                    Notes outstanding after completion of the Exchange Transaction, subject to no default. All other terms of the Second Lien Notes not specified in this term sheet shall be generally consistent with the provisions of the OpCo Note Indenture.
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EXIT CONSENTS:      Exchanging Noteholders shall deliver exit consents, waivers and amendments that will eliminate each of the covenants and events of default of the HoldCo Note Indenture and the OpCo
                    Note Indenture set forth on Annex I hereto.
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CONDITIONS TO       The Exchange Transaction is conditioned upon the
CLOSING: successful participation of, and procurement of acceptable exit consents from, holders of not less than a majority of the principal amount of each of the outstanding OpCo and HoldCo Notes, acceptable documentation, and other conditions typical for transactions of this nature including, without limitation the following:

                    o    Satisfactory Intercreditor Agreement;
                    o    Satisfactory solvency opinion from a reputable provider
                         as to solvency of Issuer and its subsidiaries after giving effect to the Exchange Transaction;
                    o    Consent of the lenders under the existing Senior Credit
                         Facility and satisfactory amendment of the Credit Facility;
                    o    Reimbursement by Issuer of all reasonable fees, costs
                         and expenses of Bingham McCutchen LLP in connection with the Exchange Transaction.
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FINANCIAL           The Issuer will not be required to file reports with
REPORTING:          the SEC pursuant to the Second Lien Note Indenture,
                    provided that it provides substantially the same financial statements that it has been providing, including an "MD&A"
                    discussion, as well as certain other business information as set forth on Annex II hereto, to the Indenture Trustee and on a password-protected website.
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HOLDCO              Holders of HoldCo Notes and their affiliates, which
PARTICIPATION:      collectively hold approximately 70% of the HoldCo
                    Notes and a significant portion of the OpCo Notes, have
                    agreed in principle to participate in the Exchange
                    Transaction whereby they shall exchange no less than 100% of the OpCo Notes and the HoldCo Notes owned by them.
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FEES:               No fees or other economic incentives are contemplated
                    to be paid in connection with the Exchange
                    Transaction other than the benefits of the exchange
                    itself and terms of the new secured notes.  NATC will
                    not at any time exchange any OpCo Notes for Second
                    Lien Notes at an exchange ratio more favorable to the
                    holder than the OpCo Exchange Ratio, unless NATC
                    offers to adjust the OpCo Exchange Ratio to be equal
                    to such more favorable exchange ratio.  NATC will
                    not, in connection with the Exchange Transaction,
                    exchange any HoldCo Notes for Second Lien Notes at an
                    exchange ratio more favorable to the holder than the
                    HoldCo Exchange Ratio, unless NATC offers to adjust
                    the HoldCo Exchange Ratio to be equal to such more
                    favorable exchange ratio.
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GOVERNING LAW:      The laws of the State of New York.
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THIS INDICATIVE EXCHANGE OFFER TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL
THESE SECURITIES TO, AND SHALL NOT CONSTITUTE A SOLICITATION OR AN OFFER TO BUY THESE SECURITIES FROM, ANY PERSON. ANY OFFERING WILL BE MADE ONLY TO THOSE PERSONS WHO ARE "ACCREDITED INVESTORS" AS DEFINED IN RULE 501(a) OF THE SECURITIES ACT OF 1933, AS AMENDED.
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              ANNEX I TO INDICATIVE SUMMARY OF TERMS AND CONDITIONS
              -----------------------------------------------------

              INDENTURE COVENANTS TO BE ELIMINATED BY EXIT CONSENTS
              -----------------------------------------------------

NAHC Indenture:
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Section 3.09--Offer to Purchase by Application of Excess Proceeds
Section 4.03--SEC Reports
Section 4.04--Compliance Certificates
Section 4.07--Limitation on Restricted Payments
Section 4.08--Limitation on Distributions from Restricted Subsidiaries
Section 4.09--Limitation on Incurrence of Indebtedness
Section 4.10--Limitation on Asset Dispositions
Section 4.11--Limitation on Transactions with Affiliates
Section 4.12--Limitation on Liens
Section 4.13--Corporate Existence
Section 4.14--Change of Control
Section 4.15--Limitation on Business Activities of the Company
Section 5.01(a)(3) and 5.01(a)(4)--Limitations on Merger, Consolidation or Sale of Assets
Sections 6.01(a)(4), 6.01(a)(5), 6.01(a)(6), 6.01(a)(7) (as well as 6.01(a)(8)
      and 6.01(a)(9) thereof but only with respect to Significant
      Subsidiaries)--Events of Default

NATC Indenture:
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Section 3.09--Offer to Purchase by Application of Excess Proceeds
Section 4.03--SEC Reports
Section 4.04--Compliance Certificates
Section 4.07--Limitation on Restricted Payments
Section 4.08--Limitation on Distributions from Restricted Subsidiaries
Section 4.09--Limitation on Incurrence of Indebtedness
Section 4.10--Limitation on Asset Dispositions
Section 4.11--Limitation on Transactions with Affiliates
Section 4.12--Limitation on Liens
Section 4.13--Corporate Existence
Section 4.14--Change of Control
Section 5.01(a)(3), 5.01(a)(4) and 5.01(b)(3)--Limitations on Merger, Consolidation or Sale of Assets
Sections 6.01(a)(4), 6.01(a)(5), 6.01(a)(6) and 6.01(a)(7) (as well as
      6.01(a)(8) and 6.01(a)(9) thereof but only with respect to Significant Subsidiaries)--Events of Default



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             ANNEX II TO INDICATIVE SUMMARY OF TERMS AND CONDITIONS
             ------------------------------------------------------

                               FINANCIAL REPORTING
                               -------------------

      Following consummation of the Exchange Transaction, the Issuer will provide, on a password-protected site on Intralinks.com or such other similar website, the information that would be required to be contained in a filing with the United States Securities and Exchange Commission under each of the items listed below.

Annual Report on Form 10-K
--------------------------

      The Issuer will provide the information required by the following Form 10-K items within 100 days following the end of each fiscal year:

Item 1.  Business
Item 2.  Properties
Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Item 8.  Financial Statements and Supplementary Data
Item 10. Directors, Executive Officers and Corporate Governance

Quarterly Report on Form 10-Q
-----------------------------

      The Issuer will provide the information required by the following Form 10-Q items within 50 days following the end of each of the first three quarters of each fiscal year:

Part I, Item 1.  Financial Statements
Part I, Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

Current Report on Form 8-K
--------------------------

      The Issuer will provide the information required by the following Form 8-K items within four business days following the occurrence of the reportable event:

Item 1.01.  Entry into a Material Definitive Agreement
Item 1.02.  Termination of a Material Definitive Agreement
Item 1.03.  Bankruptcy or Receivership
Item 2.01.  Completion of Acquisition or Disposition of Assets
Item 5.01.  Changes in Control of Registrant
Item 5.02(a)-(d). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year